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                                                                   EXHIBIT 10.27

                  EMPLOYEE DISCLOSURE AND ASSIGNMENT AGREEMENT

For valuable consideration, including my employment by fieldworks Incorporated, (hereinafter "FWI"), FWI and __________________________________ (hereinafter
"EMPLOYEE") agrees as follows:

I. EMPLOYEE will disclose promptly in writing to FWI all inventions, improvements, discoveries, software, and writing (hereinafter "INVENTIONS") which are conceived, made, discovered, or written, whether jointly or alone, on FWI's time or on EMPLOYEE's own time, providing the invention is capable of being used by FWI in the normal course of business. All such inventions shall belong solely to FWI.

II. At the request and expense of FWI, EMPLOYEE will sign and execute all instruments of assignment and other papers to evidence FWI's ownership of EMPLOYEE'S entire right, title, and interest in such inventions. EMPLOYEE will also do all acts and sign all instruments of assignment and other papers with FWI may reasonably request relation to patents, applications for patents, copyrights, and the enforcement and protection thereof.

Paragraphs I and II do not apply to inventions for which no equipment, supplies, facility of trade secret information of the employer was used and which was developed entirely on the employee's own time unless the invention relates directly to FWI's business or demonstrably anticipated research or development of results from work performed by the employee for FWI.

III.  EMPLOYEE and FWI will initial the subparagraph which applies:

[_]   a.  EMPLOYEE has NO inventions useful to FWI in the normal course of FWI's business, which were conceived, made or written prior to EMPLOYEE's acceptance of a position with FWI.

[_]   b.  The inventions in EMPLOYEE's possession and useful to FWI in the normal course of FWI's business, which were conceived, made or written prior to EMPLOYEE's acceptance of a position with FWI are excluded from this Agreement, and are listed below in their entirety:

     ___________________________________________________________________________
     ___________________________________________________________________________

IV. FWI and EMPLOYEE understand that EMPLOYEE may now be in possession of proprietary information or other proprietary subject matter of another and that FWI will not consent of disclosure, receipt or acceptance thereof.

V. FWI has confidential business information and also possesses and has independently developed and will continue to develop proprietary technical information and know-how (CONFIDENTIAL INFORMATION) related to its business and products. In the course of EMPLOYEE's employment,
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EMPLOYEE will have access to the CONFIDENTIAL INFORMATION. In order to protect the CONFIDENTIAL INFORMATION, FWI and EMPLOYEE agree as follows:

      a. EMPLOYEE agrees that s/he will not disclose, to any third party, either during or after the course of employment relationship, any CONFIDENTIAL INFORMATION, without first obtaining written consent from FWI.

      b. The confidentiality and non-use obligations under this Article V of this agreement survive any termination of the employment relationship between FWI and EMPLOYEE.

      c. If EMPLOYEE leaves the employ of FWI, EMPLOYEE will not, without its prior written consent, retain or take with him/her any drawings, writing or other record in any form or nature which relates to CONFIDENTIAL INFORMATION.

VI. During the term of employment, EMPLOYEE shall engage in no activity or employment which may conflict with the interest of FWI and EMPLOYEE shall comply with all policies and practices of FWI.

VII. For a period of one year following termination of his/her employment for any reason, EMPLOYEE agrees that EMPLOYEE will not directly or indirectly, or in concert with others, encourage or seek to influence any other FWI employees to quit or leave FWI's employment, or for any supplier, customer, independent contractor, or company to terminate or alter its relationship with FWI.

VIII. This Agreement may be assigned by FWI and the Agreement is binding of EMPLOYEE's heirs, executors, administrators and assigns.

IX. The EMPLOYEE understands and agrees that employment is at-will and is for no definite period of time. This means that either EMPLOYEE or FWI may terminate the employment relationship at any time for any reason, with or without notice.

X. This is the entire Agreement between the parties with respect to the subject matter hereof, and modifications hereof must be in writing and signed by an authorized representative of the party against whom the modification is asserted. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

_________________________________       ______________________________
Signature of Employee                   Date

_________________________________
Type or Print Name


Accepted by FWI:

By ______________________________       ______________________________
   Title                                Date